EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 4, 2000 included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-96161).

Tulsa, Oklahoma
  March 29, 2000